FOR IMMEDIATE RELEASE

Contact:    Mark Kissman
            Ulticom, Inc.
            856 787 2788

            Ulticom Announces Second Quarter Fiscal 2003 Results:
            Sales of $9,434,000, Earnings Per Diluted Share of $0.03


Mount Laurel, NJ, September 8, 2003 - Ulticom, Inc. (NASDAQ: ULCM), a leading provider of service enabling signaling software for wireless, wireline, and Internet communications, today announced financial results for the second quarter of fiscal year 2003, ended July 31, 2003.

For the quarter, Ulticom had sales of $9,434,000, an increase of 55% over sales of $6,103,000 in the second quarter of fiscal year 2002. Sales increased approximately 3% sequentially, compared with $9,129,000 for the first quarter of fiscal year 2003. The Company posted net income on a generally accepted accounting principles ("GAAP") basis for the quarter of $1,273,000 ($0.03 per diluted share) compared to a net loss of $2,094,000 ($0.05 per share) for the second quarter of fiscal 2002 and net income of $981,000 ($0.02 per diluted share) for the first quarter of fiscal year 2003. The GAAP results for the second quarter of fiscal 2003 included a credit of $233,000 resulting from the reversal of a previously taken workforce reduction and restructuring charge. The GAAP results for the second quarter of fiscal 2002 included a charge of $2,290,000 related to the Company's workforce reduction and restructuring plan. Excluding these credits and charges, on a pro forma basis, the net income was $1,119,000 ($0.03 per diluted share) in the second quarter of fiscal 2003 and the net loss was $651,000 ($0.02 per share) in the second quarter of fiscal 2002.

"While capital expenditures on telecommunications equipment remains weak, Ulticom continues to benefit from targeted spending on services that carriers view as vital for revenue growth and operational efficiency," said Shawn Osborne, President and CEO of Ulticom. "The utility of our products and diversity of their application has allowed us to deliver increased results over the last four quarters as carriers shift investments among Ulticom's five key market segments. With wireless services and packet networking as our strategic guideposts, we believe that Ulticom is well positioned to take advantage of the eventual recovery and next growth cycle in our industry."

The Company ended the quarter with cash, cash equivalents, and short-term investments of $219,197,000, working capital of $219,397,000, total assets of $238,983,000, and shareholders' equity of $225,422,000.

                                     -more-

Financial highlights at and for the six-month and three-month periods ended July 31, 2003 and prior year comparisons are as follows:

                              Financial Highlights
                      (In thousands, except per share data)

Operations Data on a GAAP basis, including certain gains, net of tax, of $154,000 for the six-month and three-month periods ended July 31, 2003 and certain charges, net of tax, of $1,443,000 for the six-month and three-month periods ended July 31, 2002:


                                                              Six months ended               Three months ended
                                                                (Unaudited)                      (Unaudited)
                                                           July 31,        July 31,         July31,         July 31,
                                                             2002            2003            2002             2003

Sales                                                      $ 13,200        $ 18,563        $  6,103           9,434
Cost of sales                                                 5,766           5,512           2,538           2,745
                                                           --------        --------        --------        --------
Gross profit                                                  7,434          13,051           3,565           6,689

Operating expenses:
Research and development                                      5,792           4,608           2,550           2,346
Selling, general and administrative                           6,979           7,444           3,449           3,721
Workforce reduction and restructuring charge
  (credits)                                                   2,290            (233)          2,290            (233)
                                                           --------        --------        --------        --------
Income (loss) from operations                                (7,627)          1,232          (4,724)            855
Interest and other income, net                                2,590           2,182           1,400           1,073
                                                           --------        --------        --------        --------
Income (loss) before income tax provision (benefit)          (5,037)          3,414          (3,324)          1,928
Income tax provision (benefit)                               (1,864)          1,160          (1,230)            655
                                                           --------        --------        --------        --------
Net income (loss)                                          $ (3,173)       $  2,254        $ (2,094)       $  1,273
                                                           ========        ========        ========        ========

Earnings (loss) per share:
Basic                                                      $  (0.08)       $   0.05        $  (0.05)           0.03
                                                           ========        ========        ========        ========
Diluted                                                    $  (0.08)       $   0.05        $  (0.05)           0.03
                                                           ========        ========        ========        ========

Weighted average shares:
                                                           ========        ========        ========        ========
Basic                                                        41,303          41,673          41,398          41,764
                                                           ========        ========        ========        ========
Diluted                                                      41,303          42,984          41,398          43,258
                                                           ========        ========        ========        ========


                                    -more-

Ulticom provides pro forma net income (loss) and pro forma earnings (loss) per share data as additional information for its operating results. These measures are not in accordance with, or an alternative for, GAAP and may be different from pro forma measures used by other companies. The Company believes that this presentation of pro forma data provides useful information to management and investors regarding certain additional financial and business trends relating to its financial condition and results of operations. In addition, the Company's management uses these measures for reviewing the financial results of the Company and for budget planning purposes.

                             Financial Highlights
                    (In thousands, except per share data)

Operations Data on a pro forma basis, excluding certain gains, net of tax, of $154,000 for the six-month and three-month periods ended July 31, 2003 and certain charges, net of tax, of $1,443,000 for the six-month and three-month periods ended July 31, 2002:


                                                            Six months ended              Three months ended
                                                               (Unaudited)                   (Unaudited)
                                                         July 31,        July 31,       July 31,         July 31,
                                                          2002             2003           2002             2003

Sales                                                   $ 13,200        $ 18,563        $  6,103           9,434
Cost of sales                                              5,766           5,512           2,538           2,745
                                                        --------        --------        --------        --------
Gross profit                                               7,434          13,051           3,565           6,689

Operating expenses:
Research and development                                   5,792           4,608           2,550           2,346
Selling, general and administrative                        6,979           7,444           3,449           3,721
                                                        --------        --------        --------        --------
Income (loss) from operations                             (5,337)            999          (2,434)            622
Interest and other income, net                             2,590           2,182           1,400           1,073
Income (loss) before income tax provision (benefit)       (2,747)          3,181          (1,034)          1,695
Income tax provision (benefit)                            (1,017)          1,081            (383)            576
                                                        --------        --------        --------        --------
Pro forma net income (loss)                             $ (1,730)       $  2,100        $   (651)          1,119
                                                        ========        ========        ========        ========

Pro forma earnings (loss) per share:
Basic                                                   $  (0.04)       $   0.05        $  (0.02)           0.03
                                                        ========        ========        ========        ========
Diluted                                                 $  (0.04)       $   0.05        $  (0.02)           0.03
                                                        ========        ========        ========        ========

Weighted average shares:
Basic                                                     41,303          41,673          41,398          41,764
                                                        ========        ========        ========        ========
Diluted                                                   41,303          42,984          41,398          43,258
                                                        ========        ========        ========        ========

Reconciliation of GAAP basis net income (loss) to pro forma basis net income (loss):

 GAAP basis net income (loss)                           $ (3,173)       $  2,254        $ (2,094)          1,273
Adjustments:
Workforce reduction and restructuring charges
(credits)                                                  2,290            (233)          2,290            (233)
Income tax provision (benefit)                              (847)             79            (847)             79
                                                        --------        --------        --------        --------
Pro forma basis net income (loss)                       $ (1,730)       $  2,100        $   (651)       $  1,119
                                                        ========        ========        ========        ========


                                   -more-

                              Financial Highlights
                                 (In thousands)

Balance Sheet Data:                                  January 31,    July 31,
                                                        2003         2003
                                                                  (Unaudited)
ASSETS

CURRENT ASSETS:

     Cash and cash equivalents                        $102,672     $ 92,882
     Short-term investments                            116,074      126,315
     Accounts receivable, net                            4,212        5,381
     Inventories                                           695          557
     Prepaid expenses and other current assets           4,395        5,299
                                                     ---------     --------
TOTAL CURRENT ASSETS                                   228,048      230,434

PROPERTY AND EQUIPMENT, net                              3,333        2,852
INVESTMENTS                                              5,550        5,550
OTHER ASSETS                                               171          147
                                                     ---------     --------
TOTAL ASSETS                                          $237,102     $238,983
                                                      ========     ========

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT LIABILITIES:
     Accounts payable and accrued expenses            $  8,510     $  7,780
     Deferred revenue                                    3,593        3,257
                                                      --------     --------

TOTAL CURRENT LIABILITIES                               12,103       11,037

LONG-TERM LIABILITIES                                    1,847        2,524
                                                      --------     --------
TOTAL LIABILITIES                                       13,950       13,561
                                                      --------     --------

SHAREHOLDERS' EQUITY                                   223,152      225,422
                                                      --------     --------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            $237,102     $238,983
                                                      ========     ========


About Ulticom:

Ulticom provides service-enabling signaling software for wireless, wireline and Internet communications. Ulticom's products are used by leading telecommunication equipment and service providers worldwide to deploy mobility, location, payment, switching and messaging services. Traded on NASDAQ, as ULCM, Ulticom is headquartered in Mount Laurel, NJ with additional offices in the United States, Europe and Asia. For more information visit, http://www.ulticom.com.

Conference Call Information:

The Company will be conducting a conference call to discuss results for the second quarter fiscal year 2003 on Monday, September 8, 2003 at 4:30 p.m. EDT. The dial-in number is 973-582-2732 and the conference ID number is 4151981. A live webcast of the call will be available by visiting the Ulticom website at www.ulticom.com. The web cast will be archived on the Ulticom website and available for replay for 7 days. A digital replay of the call will be available for 72 hours, the replay dial-in number is 877-519-4471, and the replay PIN number is 4151981.


Note: Certain statements concerning Ulticom's future results or prospects are "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. There can be no assurances that future results or prospects will be achieved, and actual results could differ materially from forecasts and estimates. Important among the factors that could cause actual results to differ materially from forecasts and estimates are: risks associated with the current weakness in the world economy generally, and in the telecommunications industry in particular; risks associated with rapid technological changes in the telecommunications industry; risks associated with making significant investments in the expansion of our business and with increased expenditures; risks associated with holding a large proportion of our assets in cash equivalents and short-term investments and the reduction of prevailing interest rates; risks associated with our products being dependent upon their ability to operate on new hardware and operating systems of other companies; risks associated with our dependence on sales of our Signalware products; risks associated with future networks not utilizing signaling systems and protocols which our products are designed to support; risks associated with the development and acceptance of new products and product features; risks associated with our dependence on a limited number of customers for a significant percentage of our revenues; risks associated with our products having long sales cycles and our limited ability to forecast the timing and amount of product sales; risks associated with the integration of our products with those of equipment manufacturers and application developers and our ability to establish and maintain channel and marketing relationships with leading equipment manufacturers and application developers; risks associated with our reliance on a limited number of independent manufacturers to manufacture boards for our products and on a limited number of suppliers for our board components; risks associated with becoming subjected to, defending and resolving allegations or claims of infringement of intellectual property rights of others; risks associated with others infringing on our intellectual property rights and the inappropriate use by others of our proprietary technology; risks associated with prevailing economic conditions and financial trends in the public securities markets in general, and in the recent decline in the stock prices of technology companies in particular, including Ulticom; risks associated with the need for the Company to attract and retain key personnel and risks associated with the increased difficulty in relying on equity incentive programs to attract and retain talented employees and with any associated increased employment costs. These risks and uncertainties, as well as others, are discussed in greater detail in the filings of Ulticom with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q. All documents are available through the SEC's Electronic Data Gathering Analysis and Retrieval system (EDGAR) at www.sec.gov or from Ulticom's web site at www.ulticom.com. Ulticom makes no commitment to revise or update any forward-looking statements in order to reflect events or circumstances after the date any such statement is made.


Ulticom, Signalware and Programmable Network are trademarks or registered trademarks of Ulticom, Inc.

                                       ###